SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 31, 2000
                                                        ------------------


                                CORECOMM LIMITED
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               (Exact Name of Registrant as Specified in Charter)


Bermuda                                0-24521                13-4068932
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(State or Other Jurisdiction        (Commission             (IRS Employer
  of Incorporation)                  File Number)            Identification No.)



Cedar House, 41 Cedar Avenue, Hamilton, Bermuda             HM 12
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's Telephone Number, including area code (441) 295-2244
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.
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     On  May  31,  2000,  CoreComm  Limited  announced  the  formation  of a new subsidiary to take the power of fiber optic networks directly to the home. The new unit, tentatively named CoreComm FiberCo., will initially concentrate on bringing fiber directly to multiple dwelling units (MDUs) located in CoreComm's service areas.

     A copy of the press release is attached hereto as an exhibit and incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.
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                  Exhibits

99.1      Press Release, issued May 31, 2000

                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                CORECOMM LIMITED
                                (Registrant)


                                By: /s/ Richard J. Lubasch
                                ----------------------------
                                Name:   Richard J. Lubasch
                                Title:  Senior Vice President, General Counsel
                                         and Secretary



Dated:   June 1, 2000

                                  EXHIBIT INDEX
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Exhibit                                                                  Page
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99.1      Press Release, issued May 31, 2000